UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013 (May 7, 2013)

Brooks Automation, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 9, 2013, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended March 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1.
Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers .

(e) On May 7, 2013, the Board of Directors of the Company approved a second amendment and restatement of the Company's Amended and Restated 2000 Equity Incentive Plan (the “Plan”).  The changes to the Plan approved by the Board of Directors include:

•
Section 4 of the Plan was amended to provide that the following shares of the Company's common stock may not be added back to the shares authorized for grant under the Plan:  (i) shares subject to an option or stock appreciation right that expires at the conclusion of its term without being exercised; (ii) shares tendered by a participant or withheld by the Company in payment of the purchase price of an option; (iii) shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award; (iv) shares repurchased by the Company with proceeds from the purchase of any options; and (v) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof;

•	Section 6(c) of the Plan was amended to add a clarification that the Company may not repurchase for cash any outstanding underwater options; and

•
Section 11(k) of the Plan was amended to (i) allow the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors to modify an award without the participant's consent if such modification was required by applicable law and (ii) clarify that the Committee shall not:  (a) amend or modify any award to reduce the exercise price of any option or stock appreciation right; (b) cancel any option or stock appreciation right in exchange for a new award; (c) purchase from the participant for cash any underwater option; and (d) take any other action that would give effect to the actions described in the preceding clauses (a) through (c).

The foregoing summary of the changes to the Plan is subject to, and qualified in its entirety by, the Second Amended and Restated 2000 Equity Incentive Plan attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

10.1	Second Amended and Restated 2000 Equity Incentive Plan

99.1	Press release issued on May 9, 2013 by Brooks Automation, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: May 9, 2013	Jason W. Joseph Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
10.1	Second Amended and Restated 2000 Equity Incentive Plan
99.1	Press release issued on May 9, 2013 by Brooks Automation, Inc.